UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 August 1, 2006


                             CENTRAL JERSEY BANCORP
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               (Exact name of registrant as specified in charter)


          New Jersey                       0-49925               22-3757709
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


627 Second Avenue, Long Branch, New Jersey                          07740
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (732) 571-1300


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry Into a Material Definitive Agreement.
---------   ------------------------------------------

         On August 1, 2006, Central Jersey Bancorp ("Bancorp") entered into a change of control agreement (each an "Agreement" and, collectively, the "Agreements") with each of James S. Vaccaro, Bancorp's President and Chief Executive Officer, Robert S. Vuono, Bancorp's Senior Executive Vice President, Chief Operating Officer and Secretary, and Anthony Giordano, III, Bancorp's Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary (each an "Executive"). Each Agreement is effective as of August 1, 2006 (the "Effective Date"), and will continue in full force and effect for so long as the Executive party to the Agreement is employed by Bancorp and/or Central Jersey Bank, N.A., the bank subsidiary of Bancorp (the "Bank").

         In the event that either (i) the Executive is terminated without Cause (as defined below) in connection with (A) a merger of Bancorp where Bancorp is not the surviving entity, (B) the acquisition of greater than 50% of Bancorp's voting stock by an entity or group of individuals other than the shareholders of Bancorp as of the Effective Date, (C) the sale or disposition of all or substantially all of Bancorp's assets, or (D) the determination by Bancorp's Board of Directors that a change of control has occurred or is about to occur (each a "Change of Control Event"), or (ii) a Change of Control Event occurs and the Executive is not retained by the successor entity or group (the "Successor Entity") for a period of at least 36 months (30 months for Mr. Giordano) commencing on the effective date of the Change of Control Event pursuant to a written agreement containing the provisions described below (the "New Agreement"), the Executive shall be entitled to severance from Bancorp.

         For purposes of each Agreement and any New Agreement, "Cause" shall mean as follows: (i) the Executive willfully, or as a result of gross negligence on his part, fails substantially to (A) carry out the lawful policies of Bancorp's Board of Directors or the Successor Entity's governing body or (B) discharge his duties and responsibilities as an Executive of Bancorp and the Bank or the Successor Entity for any reason other than the Executive's disability, (ii) the Executive is convicted of or enters a plea of no contest with respect to a felony, (iii) the Executive engages in conduct which is demonstrably and substantially injurious to Bancorp or the Successor Entity,
(iv) the Executive materially breaches the Agreement or New Agreement, or commits any deliberate and intentional violation of the confidentiality and non-compete provisions of the Agreement or New Agreement, or (v) the Executive commits willful or intentional misconduct that has a material adverse effect on Bancorp or the Bank or the Successor Entity.

         In addition to the foregoing, in the event an Executive's employment is terminated without Cause in connection with any acquisition by Bancorp of any bank, bank holding company or other similar institution (the "Acquisition"), and the Acquisition does not constitute a Change of Control Event, the Executive shall nevertheless be entitled to receive severance from Bancorp, which shall be payable in-full by Bancorp within 10 business days after the effective date of the termination of Executive's employment without Cause.

         Both Mr. Vaccaro and Mr. Vuono are entitled to 30 months severance, and Mr. Giordano 24 months severance. The amount of severance payable to an Executive will be based upon his monthly salary in effect at the time of the Change of Control Event or the Acquisition, a percentage of the previous cash bonus payments made to him and the cash equivalent of the monthly benefits provided to him at the time of the Change of Control Event or the Acquisition. The Executive shall only be entitled to such severance if he agrees to remain as an employee of Bancorp and assist in the transition until the effective date of the Change of Control Event. In the event that the Executive is to receive severance, the severance shall be payable in-full by Bancorp within 10 business days after the effective date of the Change of Control Event.

         A New Agreement with a Successor Entity discussed above must provide that the Executive shall have (i) the same or substantially equal position with similar title and responsibilities and the same or greater salary, benefits and bonuses that the Executive was entitled to receive from Bancorp immediately prior to the Change of Control Event, and (ii) a commuting distance that is not greater than 30 miles from the Executive's current residence. The New Agreement also must provide that if the Executive accepts employment with the Successor Entity as of the effective date of the Change of Control Event and the Executive
(x) is terminated by the Successor Entity without Cause during the 36 month period (30 month period for Mr. Giordano) commencing on the effective date of the Change of Control Event or (y) dies, becomes disabled or voluntarily terminates his employment with the Successor Entity for any reason during the 30 month period (24 month period for Mr. Giordano) commencing on the 6 month anniversary of the effective date of the Change of Control Event (the "6 Month Anniversary Date"), the Executive shall be entitled to severance (as defined the Agreements) from the Successor Entity.

         If the Executive's employment is terminated by the Successor Entity as provided in subpart (x) in the preceding paragraph, he shall receive severance for the number of months equal to the remainder of 30 months (24 months for Mr. Giordano) less the number of whole months Executive was employed by the Successor Entity following the 6 Month Anniversary Date. If the Executive's employment is terminated by the Successor Entity as provided in subpart (x) above prior to the 6 Month Anniversary Date, however, the Executive shall receive 30 months (24 months for Mr. Giordano) severance. If the Executive dies, becomes disabled or terminates his employment with the Successor Entity as provided in subpart (y) in the preceding paragraph, he shall receive severance for the number of months equal to the remainder of 30 months (24 months for Mr. Giordano) less the number of whole months the Executive was employed by the Successor Entity following the 6 Month Anniversary Date. In no event shall Executive be entitled to receive less than 6 months severance. The Executive shall not be entitled to any severance, however, if he terminates his employment with the Successor Entity as provided in subpart (y) above prior to the 6 Month Anniversary Date for any reason other than death or disability. Any severance shall be payable in-full within 10 business days after the termination of Executive's employment with the Successor Entity unless the Executive and the Successor Entity otherwise agree to another payment schedule. The Executive shall not be entitled to any severance should his employment with the Successor Entity terminate for any reason after the expiration of the 36 month period (30 month period for Mr. Giordano) commencing on the effective date of the Change of Control Event.

         In consideration for the right to receive the severance provided for in an Agreement, each Agreement also contains customary non-competition and non solicitation provisions applicable to the Executive party to the Agreement.

         The full text of each Agreement is attached hereto as Exhibits 10.10,
10.11 and 10.12, respectively, to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Agreements is qualified in its entirety by reference to such Exhibits.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

            (d) Exhibits:

            Exhibit
            Number                        Description
            ------                        -----------

            10.10 Change of Control Agreement, dated as of August 1, 2006, by and between Bancorp and James S. Vaccaro.

            10.11 Change of Control Agreement, dated as of August 1, 2006, by and between Bancorp and Anthony Giordano, III.

            10.12 Change of Control Agreement, dated as of August 1, 2006, by and between Bancorp and Robert S. Vuono.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CENTRAL JERSEY BANCORP
                                       -----------------------------------------
                                                      (Registrant)



                                       By:  /s/ James S. Vaccaro
                                          --------------------------------------
                                           James S. Vaccaro
                                           President and Chief Executive Officer



Date:  August 3, 2006

                                  EXHIBIT INDEX


Exhibit
Number                              Description
------                              -----------

10.10 Change of Control Agreement, dated as of August 1, 2006, by and between Bancorp and James S. Vaccaro.

10.11 Change of Control Agreement, dated as of August 1, 2006, by and between Bancorp and Anthony Giordano, III.

10.12 Change of Control Agreement, dated as of August 1, 2006, by and between Bancorp and Robert S. Vuono.